EXHIBIT 10.3

                                FORM OF
                           VOTING AGREEMENT

         THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of August 29, 2006, by and among netGuru, Inc., a Delaware corporation ("netGuru"), BPO Management Services, Inc., a Delaware corporation ("BPOMS") and ___________ (the "Stockholder"), an individual whose business address is c/o netGuru, Inc., 22700 Savi Ranch Parkway, Yorba Linda, CA 92887 and who is or may become the holder or beneficial owner of Shares (as defined in Section 1(d)) of netGuru, Inc.

                                    RECITALS

                  A. As of the date of this Agreement, BPOMS and netGuru have entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof (the "Merger Agreement")), which provides for the merger of a wholly-owned subsidiary of netGuru into BPOMS such that BPOMS survives as a wholly-owned subsidiary of netGuru and the stockholders of BPOMS immediately prior to the merger become the majority stockholders of netGuru after the merger (the "Merger").

                  B. As of the date of this Agreement, netGuru and Das Family Holdings, a California corporation and affiliate of the Stockholder ("DFH"), have entered into a Purchase Agreement (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof (the "Purchase Agreement")), which provides for the sale by netGuru to DFH of (i) the outstanding shares of capital stock of Research Engineers Ltd. owned by netGuru and (ii) certain assets of netGuru specified in the Purchase Agreement, and the assumption by DFH of certain obligations of netGuru specified in the Purchase Agreement (the "Sale").

                  C. As an inducement and a condition to entering into the Merger Agreement, BPOMS has requested that Stockholder agree, and Stockholder has agreed (in the Stockholder's capacity as such), to enter into this Agreement in order to facilitate the consummation of the Merger.

                  D. As an inducement and a condition to entering into the Purchase Agreement, netGuru has requested that Stockholder agree, and Stockholder has agreed (in the Stockholder's capacity as such), to enter into this Agreement in order to facilitate the consummation of the Sale.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. DEFINITIONS.

                  (a) For the purposes of this Agreement, capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement or the Purchase Agreement (in the event of conflicting definitions, the definitions in the Merger Agreement shall control).

                  (b) "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement and the Purchase Agreement shall have been validly terminated pursuant to their terms, or (ii) such date and time as both the Merger and the Sale shall become consummated in accordance with the terms and conditions set forth in the Merger Agreement and the Purchase Agreement, respectively.

                  (c) "Person" shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

                  (d) "Shares" shall mean: (i) all securities of netGuru (including all shares of preferred stock, common stock and all options, warrants and other rights to acquire shares of Common Stock ("netGuru Options")) beneficially owned by Stockholder as of the date of this Agreement, and (ii) all additional securities of netGuru (including all additional options, warrants and other rights to acquire shares of common stock) of which Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

                  (e) A Person shall be deemed to have effected a "Transfer" of a security if such Person directly or indirectly (i) offers for sale, sells, assigns, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement, commitment or other arrangement providing for the sale of, assignment of, pledge of, encumbrance of, granting of an option with respect to, transfer of or disposition of such security or any interest therein.

         2. RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE; STOP TRANSFER. Except as expressly contemplated by this Agreement, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, the Stockholder shall not (except as may be specifically required by court order), directly or indirectly, (i) cause or permit the Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares, (ii) grant any proxies or powers of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into a voting agreement or other similar commitment or arrangement with respect to any of the Shares in contravention of the obligations of Stockholder under this Agreement, (iii) request that netGuru register the Transfer of any certificate or uncertificated interest representing any of the Shares, or (iv) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect, or have the effect of preventing or disabling Stockholder from performing any of Stockholder's respective obligations under this Agreement, other than to a signatory under this Agreement in the case of (i), (ii) or
(iii). Stockholder hereby agrees that, in order to ensure compliance with the restrictions referred to herein, netGuru may issue appropriate "stop transfer" instructions to its transfer agent in respect of the Shares.

         3. VOTING AGREEMENT. At any meeting of netGuru's stockholders called with respect to the following, however called, and at every adjournment or postponement thereof, Stockholder shall appear at such meeting, in person or by proxy, or otherwise cause all of the Shares to be counted as present thereat for purposes of establishing a quorum thereat, and Stockholder shall vote, or cause to be voted (and on every action or approval by written consent of Stockholder with respect to the following, act, or cause to be acted, by written consent) with respect to all of the Shares that Stockholder is entitled to vote or as to which Stockholder has the right to direct the voting, as of the relevant record date:

                  (a) in favor of the approval of the Merger, including the issuance of securities of netGuru in connection therewith, the Sale, the amendment of netGuru's certificate of incorporation to change its name to BPO Management Services, Inc., and the amendment of netGuru's certificate of incorporation to effect the reverse stock split contemplated by the Merger Agreement;

                  (b) against the approval of any proposal that would result in a breach by netGuru of the Merger Agreement or the Purchase Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Merger or the Sale and the other transactions contemplated by the Merger Agreement or the Purchase Agreement.

         Stockholder hereby waives any appraisal or other rights to dissent from the Merger that Stockholder may have.

         4. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Stockholder shall deliver to netGuru an irrevocable proxy in the form attached hereto as Exhibit B (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares.

         5. REPRESENTATIONS AND WARRANTIES. Stockholder hereby represents and warrants to BPOMS and netGuru as follows:

                  (a) OWNERSHIP OF SHARES. All of the Shares owned by Stockholder are listed on Exhibit A hereto. Stockholder is a beneficial owner (as such term is defined under Rule 13(d)(3) promulgated under the Securities Exchange Act of 1934, as amended, except for the inclusion of Shares that may be acquired more than sixty (60) days from the date hereof) of all of the Shares. Stockholder has sole and/or shared voting power and the sole and/or shared power of disposition with respect to the Shares.

                  (b) POWER; BINDING AGREEMENT. Stockholder has the legal capacity, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any agreement or court order to which Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.

                  (c) NO CONSENTS. To his knowledge, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his obligations hereunder will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Body.

         6. NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in BPOMS or netGuru any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to Stockholder and the other stockholders.

         7. STOCKHOLDER NOTIFICATION OF ACQUISITION OF ADDITIONAL SHARES. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, Stockholder shall promptly notify BPOMS and netGuru of the number of any additional shares of Common Stock and the number and type of any other voting securities of netGuru acquired by Stockholder, if any, after the date hereof.

         8. NETGURU STOP TRANSFER INSTRUCTIONS. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, netGuru shall not register the Transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares unless such Transfer is made pursuant to and in compliance with the terms and conditions of this Agreement. netGuru shall instruct its transfer agent (the "Transfer Agent") not to Transfer, at any time commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, any certificate or uncertificated interest representing any of the Shares unless and until the Transfer Agent has received netGuru's consent to effect any such Transfer.

         9. TERMINATION. This Agreement shall terminate immediately and automatically, without any action on the part of any party hereto, as of the Expiration Date.

         10. DIRECTORS AND OFFICERS. Notwithstanding anything in this Agreement to the contrary, if Stockholder is a director or officer of netGuru, nothing contained in this Agreement shall prohibit such director or officer from acting in his capacity as such or from taking such action as a director or officer of netGuru that may be required on the part of such person as a director or officer of netGuru, including acting in compliance with the Merger Agreement and the Purchase Agreement.

         11. MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Agreement and the documents, instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Merger Agreement and the Purchase Agreement and any other agreements referred to in the Merger Agreement and the Purchase Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  (b) CERTAIN EVENTS. This Agreement and the obligations hereunder shall attach to all of the Shares and shall be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, whether by operation of law or otherwise, except in the case of Shares Transferred in connection with the payment of taxes. Notwithstanding any Transfer of any of the Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, this Agreement and the obligations hereunder shall not attach to any Shares that are Transferred, and shall not be binding upon any person to whom legal or beneficial ownership of any of the Shares shall pass, in any Transfer effected by Stockholder pursuant to the last sentence of Section 2 of this Agreement.

                  (c) ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

                  (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or facsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                           (i) If to Stockholder, to:
                           -------------------------

                           c/o netGuru, Inc.
                           22700 Savi Ranch Parkway
                           Yorba Linda, CA 92887
                           Telephone: (714) 974-2500
                           Telecopy: (714) 974-4771

                           with copies to:

                           Stradling Yocca Carlson & Rauth
                           660 Newport Center Drive, Suite 1600
                           Newport Beach, CA 92660
                           Attn: Shivbir Grewal, Esq.
                           Telephone: (949) 725-4000
                           Telecopy: (949) 725-4100

                           (ii) if to netGuru, to:

                           netGuru, Inc.
                           22700 Savi Ranch Pkwy.
                           Yorba Linda, CA 92887
                           Attn: Bruce K. Nelson
                           Telephone: (714) 974-2500
                           Telecopy: (714) 974-4771

                           with copies to:

                           Rutan & Tucker LLP
                           611 Anton Blvd., 14th Floor
                           Costa Mesa, CA 92626-1931
                           Attn: Cristy Parker, Esq.
                           Telephone: (714) 641-5100
                           Telecopy: (714) 546-9035

                           (iii) if to BPOMS, to:

                           BPO Management Services, Inc.
                           19800 MacArthur Blvd., Suite 820
                           Irvine, CA 92612
                           Attn: Jack T. Cornman, Esq.
                           Telephone: (949) 224-1500
                           Telecopy: (949) 224-1515

                           With copies to:

                           Bryan Cave LLP
                           1900 Main Street, Suite 700
                           Irvine, CA 92614
                           Attn: Randolf W. Katz, Esq.
                           Telephone: (949) 223-7103
                           Telecopy: (949) 223-7100

                  (f) SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

                  (g) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (h) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each of parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the courts of the State of Delaware, and each of parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11(e) hereof or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

                  (i) OTHER REMEDIES; SPECIFIC PERFORMANCE.

                           (i) OTHER REMEDIES. Except as otherwise provided
herein, any and all remedies herein
expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

                           (ii) SPECIFIC PERFORMANCE. It is accordingly agreed
that the parties shall be entitled to
seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  (j) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF NETGURU, BPOMS, AND STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  (k) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  (l) FURTHER ASSURANCES. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or caused this Agreement to be executed by a duly authorized officer, as of the date first written above.


                                         BPO MANAGEMENT SERVICES, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         NETGURU, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         STOCKHOLDER


                                         ---------------------------------------
                                         Name



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                    EXHIBIT A

                  BENEFICIAL OWNERSHIP OF COMPANY CAPITAL STOCK

-------------------------------- --------------- -------------------------------
                                                       Number of Shares of
                                      No. of          Common Stock Issuable
                                    Shares of      Upon Exercise of Outstanding
 Stockholder's Name and Address    Common Stock        Options or Warrants
-------------------------------- --------------- -------------------------------

---------------------
c/o netGuru, Inc.
22700 Savi Ranch Parkway
Yorba Linda, CA  92887

---------------------------------- --------------- -----------------------------

Except as described below, voting or dispositive power is held solely by
Stockholder:

________________________________________________________________________________

                                    EXHIBIT B

                                IRREVOCABLE PROXY

         The undersigned Stockholder (the "Stockholder") of netGuru, Inc., a Delaware corporation ("netGuru"), hereby irrevocably (to the fullest extent permitted by law) appoints each of Bruce K. Nelson and Koushik Dutta, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of netGuru that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of netGuru issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares"), in accordance with the terms of this Proxy. The Shares beneficially owned by Stockholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the stock certificate(s) that represent such Shares. Upon Stockholder's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith (the "Voting Agreement") by and among BPO Management Services, Inc., a Delaware corporation ("BPOMS"), netGuru and the undersigned Stockholder of netGuru, and is granted in consideration of (a) BPOMS entering into that certain Agreement and Plan of Merger of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the "Merger Agreement") by and among BPOMS, netGuru and BPO Acquisition Corp., a wholly-owned subsidiary of netGuru ("Merger Sub"), which Agreement provides for the merger of Merger Sub with and into BPOMS such that BPOMS survives as a wholly-owned subsidiary of netGuru (the "Merger), and (b) netGuru entering into that certain Purchase Agreement of even date herewith (as it may hereafter be amended from time to time in accordance with the provisions thereof, the "Purchase Agreement") by and between netGuru and Das Family Holdings, a California corporation ("DFH"), which Agreement provides for the sale to DFH of (i) all of the outstanding shares of capital stock of Research Engineers Ltd. owned by netGuru and (ii) certain assets of netGuru specified in the Purchase Agreement, and the assumption by DFH of certain obligations of netGuru specified in the Purchase Agreement (the "Sale"). As used in this Proxy, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as both the Merger Agreement and the Purchase Agreement shall have been validly terminated pursuant to their terms, or (ii) such date and time as both the Merger and the Sale shall be consummated in accordance with the terms and conditions set forth in the Merger Agreement and the Purchase Agreement, respectively.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Date, to act as Stockholder's attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of netGuru (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:

                  (a) in favor of the approval of the Merger, including the issuance of securities of netGuru in connection therewith, the Sale, the amendment of netGuru's certificate of incorporation to change its name to BPO Management Services, Inc., and the amendment of netGuru's certificate of incorporation to effect the reverse stock split contemplated by the Merger Agreement;(b) against the approval of any proposal that would result in a breach by netGuru of the Merger Agreement or the Purchase Agreement; and

                  (c) against any proposal made in opposition to, or in competition with, consummation of the Merger or the Sale and the other transactions contemplated by the Merger Agreement or the Purchase Agreement.

         The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (a), (b) and (c) above. Stockholder may vote the Shares on all other matters. Notwithstanding anything in this Proxy to the contrary, if Stockholder is a director or officer of netGuru, nothing contained in this Proxy shall prohibit such director or officer from acting in his/her capacity as such or from taking such action as a director or officer of netGuru that may be required on the part of such person as a director or officer of netGuru, including acting in compliance with the Merger Agreement and the Purchase Agreement.

         Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

         This Proxy shall terminate and be of no further force and effect, automatically upon the Expiration Date.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Stockholder has caused this Irrevocable Proxy to be duly executed as of the day and year first above written.

                                            STOCKHOLDER:


                                            ____________________________________
                                            Name:
                                            Address: c/o netGuru, Inc.
                                            22700 Savi Ranch Parkway
                                            Yorba Linda, CA 92887
                                            Telephone: (714) 974-2500
                                            Telecopy: (714) 974-4771

                                            Shares beneficially owned:

                                            ___________   Common Stock

                                            ___________   Common Stock issuable
                                            upon exercise of outstanding options
                                            or warrants


                                      -3-